Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies [Abstract]
USE OF ESTIMATES
USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates.

BASIS OF CONSOLIDATION
BASIS OF CONSOLIDATION
The consolidated financial statements include our operating results and the operating results of all of our subsidiaries. For subsidiaries in which we have an ownership interest of 50% or less, but more than 20%, the consolidated financial statements reflect our ownership share of those earnings using the equity method of accounting. These investments, as well as certain other relationships, are also evaluated for consolidation under the accounting guidance on consolidation of variable interest entities. These investments were $85.3 and $75.9 as of December 31, 2012 and 2011, respectively, and are included in other assets in the Consolidated Balance Sheets. Included in shareholders' equity as of December 31, 2012 and 2011 are $67.2 and $64.7, respectively, of unremitted earnings from investments accounted for using the equity method. All significant intercompany accounts and transactions have been eliminated in consolidation.

REVENUES AND RECEIVABLES
REVENUES AND RECEIVABLES
We generate revenues from sales of services by our company-owned branch operations and from fees earned on sales of services by our franchise operations. Revenues are recognized as services are performed. The majority of our revenues are generated by our recruitment business, where billings are generally negotiated and invoiced on a per-hour basis. Accordingly, as contingent workers are placed, we record revenues based on the hours worked. Permanent recruitment revenues are recorded as placements are made. Provisions for sales allowances, based on historical experience, are recognized at the time the related sale is recognized.

Our franchise agreements generally state that franchise fees are calculated based on a percentage of revenues. We record franchise fee revenues monthly based on the amounts due under the franchise agreements for that month. Franchise fees, which are included in revenues from services, were $23.9, $25.2 and $23.6 for the years ended December 31, 2012, 2011 and 2010, respectively.

In our outplacement business, we recognize revenues from individual programs over the estimated period in which services are rendered to candidates. For large projects within the outplacement business, we recognize revenues ratably over the period in which the services are provided. In our consulting business, revenues are recognized upon the performance of the service under the consulting service contract. For performance-based contracts, we defer recognizing revenues until the performance criteria have been met.

The amounts billed for outplacement, consulting services and performance-based contracts in excess of the amount recognized as revenues are recorded as deferred revenue and included in accrued liabilities for the current portion and other long-term liabilities for the long-term portion in our Consolidated Balance Sheets. As of December 31, 2012 and 2011, the current portion of deferred revenue was $55.7 and $54.3, respectively, and the long-term portion of deferred revenue was $17.1 and $28.6, respectively.

We record revenues from sales of services and the related direct costs in accordance with the accounting guidance on reporting revenue gross as a principal versus net as an agent. In situations where we act as a principal in the transaction, we report gross revenues and cost of services. When we act as an agent, we report the revenues on a net basis. Amounts billed to clients for out-of-pocket or other cost reimbursements are included in revenues from services, and the related costs are included in cost of services.

ALLOWANCE FOR DOUBTFUL ACCOUNTS
ALLOWANCE FOR DOUBTFUL ACCOUNTS
We have an allowance for doubtful accounts recorded as an estimate of the accounts receivable balance that may not be collected. This allowance is calculated on an entity-by-entity basis with consideration for historical write-off experience, the current aging of receivables and a specific review for potential bad debts. Items that affect this balance mainly include bad debt expense and the write-off of accounts receivable balances.

Bad debt expense is recorded as selling and administrative expenses in our Consolidated Statements of Operations and was $29.2, $25.9 and $28.9 in 2012, 2011 and 2010, respectively. Factors that would cause this provision to increase primarily relate to increased bankruptcies by our clients and other difficulties collecting amounts billed. On the other hand, an improved write-off experience and aging of receivables would result in a decrease to the provision. Write-offs were $23.2, $25.0 and $33.5 for 2012, 2011 and 2010, respectively.

ADVERTISING COSTS	ADVERTISING COSTS We expense production costs of advertising as they are incurred. Advertising expenses were $27.2, $34.0 and $29.2 in 2012, 2011 and 2010, respectively.
REORGANIZATION COSTS
REORGANIZATION COSTS
We recorded net reorganization costs of $48.8, $23.1 and $36.1 in 2012, 2011 and 2010, respectively, in selling and administrative expenses, primarily related to severances and office closures and consolidations in multiple countries. These expenses are net of reversals of previous accruals resulting mainly from larger-than-estimated cost savings from subleasing and lease buyouts. During 2012, we made payments of $36.8 out of our reorganization reserve. We expect a majority of the remaining $41.4 reserve will be paid or utilized in 2013. Changes in the reorganization liability balances for each reportable segment and Corporate are as follows:

	Americas(1)	Southern Europe(2)	Northern Europe	APME	Right Management	Corporate	Total
Balance, January 1, 2011	$7.4	$5.6	$5.0	$0.7	$14.4	$1.1	$34.2
Severance costs, net	2.1	1.1	5.5	0.5	3.1	—	12.3
Office closure costs, net	0.3	0.4	7.7	—	2.4	—	10.8
Costs paid or utilized	(5.8)	(2.9)	(6.4)	—	(11.7)	(1.1)	(27.9)
Balance, December 31, 2011	4.0	4.2	11.8	1.2	8.2	—	29.4
Severance costs, net	5.8	2.1	8.3	0.7	3.1	9.2	29.2
Office closure costs, net	4.0	1.7	4.9	—	7.8	1.2	19.6
Costs paid or utilized	(9.3)	(3.3)	(9.4)	(1.9)	(12.5)	(0.4)	(36.8)
Balance, December 31, 2012	$4.5	$4.7	$15.6	$—	$6.6	$10.0	$41.4

(1)
Balance related to United States was $7.4 as of January 1, 2011. In 2011, United States incurred $1.3 for severance costs and $0.3 for office closure costs and paid/utilized $5.7, leaving a $3.3 liability as of December 31, 2011. In 2012, United States incurred $3.4 for severance costs and $4.0 for office closure costs and paid/utilized $6.9, leaving a $3.8 liability as of December 31, 2012.

(2)
Balance related to France was $5.6 as of January 1, 2011. In 2011, France incurred $0.4 for office closure costs and paid/utilized $2.5, leaving a $3.5 liability as of December 31, 2011. In 2012, France incurred $1.7 for office closure costs and paid/utilized $1.4, leaving a $3.8 liability as of December 31, 2012. Italy had no reorganization liability as of January 1, 2011. In 2011, Italy recorded severance costs of $0.9 and paid out $0.5, leaving a $0.4 liability as of December 31, 2011. In 2012, Italy incurred $0.7 for severance costs and paid $0.2, leaving a $0.9 liability as of December 31, 2012.

INCOME TAXES
INCOME TAXES
We account for income taxes in accordance with the accounting guidance on income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and net operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. We record a valuation allowance against deferred tax assets for which utilization of the asset is not likely.

FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS
The assets and liabilities measured and recorded at fair value on a recurring basis were as follows:

	Fair Value Measurements Using				Fair Value Measurements Using
	December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Available-for-sale securities	$—	$—	$—	$—	$0.4	$0.4	$—	$—
Foreign currency forward contracts	0.1	—	0.1	—	—	—	—	—
Deferred compensation plan assets	58.7	58.7	—	—	45.2	45.2	—	—
	$58.8	$58.7	$0.1	$—	$45.6	$45.6	$—	$—
Liabilities
Foreign currency forward contracts	$—	$—	$—	$—	$0.3	$—	$0.3	$—
	$—	$—	$—	$—	$0.3	$—	$0.3	$—

We determine the fair value of our available-for-sale securities and deferred compensation plan assets, comprised of publicly traded securities, by using market quotes as of the last day of the period. The fair value of the foreign currency forward contracts are measured at the value from either directly or indirectly observable third parties.

The carrying values of cash and cash equivalents, accounts receivable, accounts payable, and other current assets and liabilities approximate their fair values because of the short-term nature of these instruments. The carrying value of long-term debt approximates fair value, except for the euro-denominated notes. The fair value of the euro-denominated notes, as determined by the quoted market prices, was $778.8 and $654.9 as of December 31, 2012 and 2011, respectively, compared to a carrying value of $725.5 and $647.6, respectively.

We also measured certain non-financial assets on a non-recurring basis, including goodwill and tradenames. In 2010, goodwill and tradenames with a carrying amount of $1,438.2 were written down to their fair value of $1,009.4, resulting in an impairment charge of $428.8 and summarized as follows:

	Fair Value Measurements Using
	December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Losses
Goodwill	$954.1	$—	$—	$954.1	$(311.6)
Tradenames	55.3	—	—	55.3	(117.2)
					$(428.8)

GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS
We have goodwill, finite-lived intangible assets and indefinite-lived intangible assets as follows:

	2012			2011
December 31	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Goodwill(1)	$1,041.3	$—	$1,041.3	$984.7	$—	$984.7

Intangible assets:
Finite-lived:
Technology	$19.6	$19.6	$—	$19.6	$19.6	$—
Franchise agreements	18.0	16.1	1.9	18.0	14.3	3.7
Customer relationships	339.0	165.1	173.9	328.0	130.1	197.9
Other	15.2	12.4	2.8	13.5	12.1	1.4
	391.8	213.2	178.6	379.1	176.1	203.0

Indefinite-lived:
Tradenames(2)	54.0	—	54.0	54.0	—	54.0
Reacquired franchise rights	98.0	—	98.0	97.9	—	97.9
	152.0	—	152.0	151.9	—	151.9
Total intangible assets	$543.8	$213.2	$330.6	$531.0	$176.1	$354.9

(1)	Balances were net of accumulated impairment loss of $513.4 as of both December 31, 2012 and 2011.
(2)	Balances were net of accumulated impairment loss of $139.5 as of both December 31, 2012 and 2011.

Amortization expense related to intangibles was $36.7, $38.9 and $39.3 in 2012, 2011 and 2010, respectively. Amortization expense expected in each of the next five years related to acquisitions completed as of December 31, 2012 is as follows: 2013 — $32.9, 2014 — $27.9, 2015 — $24.8, 2016 — $20.8 and 2017 — $18.9. The weighted-average useful lives of the technology, franchise agreements, customer relationships and other are 5, 10, 14 and 3 years, respectively. The tradenames have been assigned an indefinite life based on our expectation of renewing the tradenames, as required, without material modifications and at a minimal cost, and our expectation of positive cash flows beyond the foreseeable future. The reacquired franchise rights result from our franchise acquisitions in the United States completed prior to 2009.

In accordance with the accounting guidance on goodwill and other intangible assets, we perform an annual impairment test of goodwill at our reporting unit level and indefinite-lived intangible assets at our unit of account level during the third quarter, or more frequently if events or circumstances change that would more likely than not reduce the fair value of our reporting units below their carrying value.

We performed our annual impairment test of our goodwill and indefinite-lived intangible assets during the third quarter of 2012 and 2011, and there was no impairment of our goodwill or indefinite-lived intangible as a result of our annual test.

The accounting guidance requires a two-step method for determining goodwill impairment. In the first step, we determined the fair value of each reporting unit, generally by utilizing an income approach derived from a discounted cash flow methodology. For certain of our reporting units, a combination of the income approach (weighted 75%) and the market approach (weighted 25%) derived from comparable public companies was utilized. The income approach is developed from management's forecasted cash flow data. Therefore, it represents an indication of fair market value reflecting management's internal outlook for the reporting unit. The market approach utilizes the Guideline Public Company Method to quantify the respective reporting unit's fair value based on revenues and earnings multiples realized by similar public companies. The market approach is more volatile as an indicator of fair value as compared to the income approach. We believe that each approach has its merits. However in the instances where we have utilized both approaches, we have weighted the income approach more heavily than the market approach because we believe that management's assumptions generally provide greater insight into the reporting unit's fair value.

Significant assumptions used in our goodwill impairment tests during 2012, 2011 and 2010 included: expected revenue growth rates, operating unit profit margins, working capital levels, discount rates ranging from 10.6% to 16.9% for 2012, and a terminal value multiple. The expected future revenue growth rates and the expected operating unit profit margins were determined after considering our historical revenue growth rates and operating unit profit margins, our assessment of future market potential, and our expectations of future business performance.

If the reporting unit's fair value is less than its carrying value as was the case for Right Management and Jefferson Wells in the fourth quarter of 2010, we are required to perform a second step. In the second step, we allocate the fair value of the reporting unit to all of the assets and liabilities of the reporting unit, including any unrecognized intangible assets, in a "hypothetical" calculation to determine the implied fair value of the goodwill. The impairment charge, if any, is measured as the difference between the implied fair value of the goodwill and its carrying value.

Under the current accounting guidance, we are also required to test our indefinite-lived intangible assets for impairment by comparing the fair value of the intangible asset with its carrying value. If the intangible asset's fair value is less than its carrying value, an impairment loss is recognized for the difference.

In the fourth quarter of 2010, two of our reporting units, Right Management and Jefferson Wells, each experienced strong indicators of impairment due to continued deterioration in market conditions for both reporting units as they experienced further than anticipated profitability declines in the fourth quarter, which led us to adjust our long-term outlooks for each reporting unit. As a result, we performed an impairment test of our goodwill and indefinite-lived intangible assets during the fourth quarter of 2010, which resulted in a non-cash impairment charge of $311.6 ($311.6 after-tax) for goodwill associated with Right Management and Jefferson Wells. In addition, we incurred a non-cash impairment charge of $117.2 ($72.7 after-tax) for the tradenames associated with these two reporting units.

MARKETABLE SECURITIES
MARKETABLE SECURITIES
We account for our marketable security investments under the accounting guidance on certain investments in debt and equity securities, and have determined that all such investments are classified as available-for-sale. Accordingly, unrealized gains and unrealized losses that are determined to be temporary, net of related income taxes, are included in accumulated other comprehensive income, which is a separate component of shareholders' equity. Realized gains and losses, and unrealized losses determined to be other-than-temporary, are recorded in our Consolidated Statements of Operations. In 2012, we sold available-for-sale investments with a market value of $0.4 and an adjusted cost basis of $0.1 and realized a gain of $0.3. No realized gains or losses were recorded in 2011 and 2010. We had no available-for-sale investments as of December 31, 2012. Our available-for-sale investments had a market value of $0.4 and adjusted cost basis of $0.1, and no unrealized losses as of December 31, 2011.

We hold a 49% interest in our Swiss franchise, which maintained an investment portfolio with a market value of $192.5 and $175.8 as of December 31, 2012 and 2011, respectively. This portfolio is comprised of a wide variety of European and United States debt and equity securities as well as various professionally-managed funds, all of which are classified as available-for-sale. Our share of net realized gains and losses, and declines in value determined to be other-than-temporary, are included in our Consolidated Statements of Operations. For the years ended December 31, 2012, 2011 and 2010, realized gains totaled $0.1, $0.1 and $0.5, respectively, and realized losses totaled $0.2, $0.3 and $0.2, respectively. Our share of net unrealized gains and unrealized losses that are determined to be temporary related to these investments are included in accumulated other comprehensive income, with the offsetting amount increasing or decreasing our investment in the franchise.

CAPITALIZED SOFTWARE FOR INTERNAL USE
CAPITALIZED SOFTWARE FOR INTERNAL USE
We capitalize purchased software as well as internally developed software. Internal software development costs are capitalized from the time the internal use software is considered probable of completion until the software is ready for use. Business analysis, system evaluation, selection and software maintenance costs are expensed as incurred. Capitalized software costs are amortized using the straight-line method over the estimated useful life of the software which ranges from 3 to 5 years. The net capitalized software balance of $10.6 and $14.4 as of December 31, 2012 and 2011, respectively, is included in other assets in the Consolidated Balance Sheets. Amortization expense related to the capitalized software costs was $7.3, $7.8 and $11.6 for 2012, 2011 and 2010, respectively.

PROPERTY AND EQUIPMENT
PROPERTY AND EQUIPMENT
A summary of property and equipment as of December 31 is as follows:

	2012	2011
Land	$6.8	$7.3
Buildings	21.0	21.5
Furniture, fixtures, and autos	198.4	194.9
Computer equipment	169.2	164.4
Leasehold improvements	308.7	297.5
Property and equipment	$704.1	$685.6

Property and equipment are stated at cost and are depreciated using primarily the straight-line method over the following estimated useful lives: buildings — up to 40 years; furniture, fixtures, autos and computer equipment — 2 to 16 years; leasehold improvements — lesser of life of asset or expected lease term. Expenditures for renewals and betterments are capitalized whereas expenditures for repairs and maintenance are charged to income as incurred. Upon sale or disposition of property and equipment, the difference between the unamortized cost and the proceeds is recorded as either a gain or a loss and is included in our Consolidated Statements of Operations. Long-lived assets are evaluated for impairment in accordance with the provisions of the accounting guidance on the impairment or disposal of long-lived assets.

DERIVATIVE FINANCIAL INSTRUMENTS
DERIVATIVE FINANCIAL INSTRUMENTS
We account for our derivative instruments in accordance with the accounting guidance on derivative instruments and hedging activities. Derivative instruments are recorded on the balance sheet as either an asset or liability measured at their fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded as a component of accumulated other comprehensive income and recognized in the Consolidated Statements of Operations when the hedged item affects earnings. The ineffective portions of the changes in the fair value of cash flow hedges are recognized in earnings.

FOREIGN CURRENCY TRANSLATION
FOREIGN CURRENCY TRANSLATION
The financial statements of our non-United States subsidiaries have been translated in accordance with the accounting guidance on foreign currency translation. Under the accounting guidance, asset and liability accounts are translated at the current exchange rate and income statement items are translated at the weighted-average exchange rate for the year. The resulting translation adjustments are recorded as a component of accumulated other comprehensive income, which is included in Shareholders' equity.

Certain foreign-currency-denominated borrowings are accounted for as a hedge of our net investment in our subsidiaries with the related functional currencies. Since our net investment in these subsidiaries exceeds the amount of the related borrowings, all translation gains or losses related to these borrowings are included as a component of accumulated other comprehensive income.

SHAREHOLDERS' EQUITY
SHAREHOLDERS' EQUITY
In December 2012, November 2011 and December 2010, the Board of Directors authorized the repurchase of 8.0 million, 3.0 million and 3.0 million shares of our common stock, respectively. Share repurchases may be made from time to time through a variety of methods, including open market purchases, block transactions, privately negotiated transactions, accelerated share repurchase programs, forward repurchase agreements or similar facilities. In 2012, we repurchased a total of 3.6 million shares, comprised of 0.6 million shares under the 2010 authorization and 3.0 million shares under the 2011 authorization, at a total cost of $138.2. In 2011, we repurchased a total of 2.6 million shares, composed of 0.2 million shares under the 2007 authorization and 2.4 million shares under the 2010 authorization, at a total cost of $104.5. In 2010, we repurchased 0.9 million shares of common stock at a total cost of $34.8 under the 2007 authorization. As of December 31, 2012, there were no shares remaining under the 2011, 2010 or 2007 authorization. No purchases were made under the 2012 authorization.

During 2012, 2011 and 2010, the Board of Directors declared total cash dividends of $0.86, $0.80, and $0.74 per share, respectively, resulting in total dividend payments of $67.8, $65.1 and $60.8, respectively.

CASH AND CASH EQUIVALENTS	CASH AND CASH EQUIVALENTS We consider all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.
RECENTLY ISSUED ACCOUNTING STANDARDS
RECENTLY ISSUED ACCOUNTING STANDARDS
In May 2011, the FASB issued new accounting guidance on fair value measurement. The new guidance clarifies some existing concepts, eliminates wording differences between United States Generally Accepted Accounting Principles ("GAAP") and International Financing Reporting Standards ("IFRS"), and in some limited cases, changes some principles to achieve convergence between United States GAAP and IFRS. The new guidance results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between United States GAAP and IFRS. It also expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. We adopted this guidance effective January 1, 2012. There was no impact of this adoption on our Consolidated Financial Statements.

In June 2011, the FASB issued new accounting guidance on presentation of comprehensive income. The new guidance requires an entity to present the total of comprehensive income, the components of net income, and annually present the components of other comprehensive income either in a single continuous statement of comprehensive income, or in two separate but consecutive statements. It eliminates the option to present components of other comprehensive income as part of the statement of shareholders' equity. We adopted this guidance in the first quarter of 2012.

In September 2011, the FASB issued new accounting guidance on testing goodwill for impairment. Under the revised guidance, entities testing goodwill for impairment have the option of performing a qualitative assessment before calculating the fair value of the reporting unit (i.e., step 1 of the goodwill impairment test). If entities determine, on the basis of qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, the two-step impairment test would be required. We adopted this guidance effective January 1, 2012. We did not adopt the option of performing a qualitative assessment and the application of the guidance to our annual impairment test had no impact on our Consolidated Financial Statements.

In December 2011, the FASB issued new accounting guidance on balance sheet offsetting. The new guidance requires an entity to disclose both gross information and net information about instruments and transactions eligible for offset in the statement of financial position. It also requires disclosures on instruments and transactions subject to an agreement similar to a master netting agreement. The guidance is effective for us in 2013. We are currently assessing the impact of the adoption of this guidance will have on our Consolidated Financial Statements.

In July 2012, the FASB issued new accounting guidance on testing indefinite-lived intangible assets other than goodwill for impairment. The revised guidance allows entities the option to first assess qualitative factors to determine whether it is necessary to perform the quantitative impairment test. An entity electing to perform a qualitative assessment is no longer required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines, based on a qualitative assessment, that it is "more likely than not" that the asset is impaired. The guidance is effective for us in 2013. We do not expect the adoption of this guidance to have an impact on our Consolidated Financial Statements.

SUBSEQUENT EVENTS	SUBSEQUENT EVENTS We have evaluated events and transactions occurring after the balance sheet date through our filing date and noted no events that are subject to recognition or disclosure.